Trade and other receivables	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Trade and other receivables
19.	Trade and other receivables

Million US dollar	31 December 2022	31 December 2021
Cash deposits for guarantees	189	168
Loans to customers	10	17
Tax receivable, other than income tax	137	116
Brazilian tax credits and interest receivables	1 149	960
Trade and other receivables	298	319

Non-current trade and other receivables	1 782	1 580

Trade receivables and accrued income	3 637	3 465
Interest receivables	67	18
Tax receivable, other than income tax	444	593
Loans to customers	71	99
Prepaid expenses	410	350
Other receivables	702	521

Current trade and other receivables	5 330	5 046

Ambev’s tax credits and interest receivables are expected to be collected over a period exceeding 12 months after the reporting date. As of 31 December 2022, the total amount of such credits and interest receivables represented 1 149m US dollar (31 December 2021: 960m US dollar). Refer to Note 11
Finance cost and income
for more details.
The carrying amount of trade and other receivables is a good approximation of their fair value as the impact of discounting is not significant. The ageing of the current trade receivables and accrued income, interest receivable, other receivables and current and non-current
loans to customers can be detailed as follows for 2022 and 2021 respectively:

	Net carrying amount as of 31 December 2022	Of which: neither impaired nor past due on the reporting date	Of which not impaired as of the reporting date and past due
			Less than 30 days	Between 30 and 59 days	Between 60 and 89 days	More than 90 days
Trade receivables and accrued income	3 637	3 418	151	41	24	4
Loans to customers	81	78	1	1	1	—
Interest receivable	67	67	—	—	—	—
Other receivables	702	684	11	4	3	—

	4 487	4 247	162	46	28	4

	Net carrying amount as of 31 December 2021	Of which: neither impaired nor past due on the reporting date	Of which not impaired as of the reporting date and past due
			Less than 30 days	Between 30 and 59 days	Between 60 and 89 days	More than 90 days
Trade receivables and accrued income	3 465	3 223	164	62	11	5
Loans to customers	117	83	2	2	31	—
Interest receivable	18	18	—	—	—	—
Other receivables	521	513	2	1	2	3

	4 120	3 836	167	65	44	8

The above analysis of the age of financial assets that are past due as at the reporting date but not impaired also includes non-current
loans to customers. Past due amounts were not impaired when collection is still considered likely, for instance because the amounts can be recovered from the tax authorities, AB InBev has sufficient collateral, or the customer entered into a payment plan. Impairment losses on trade and other receivables recognized in the year ended 31 December 2022 amount to 38m US dollar (2021: 36m US dollar; 2020: 99m US dollar). The impairment loss recognized in 2020 included AB InBev’s estimate of overdue receivables the company would not be able to collect from defaulting customers as a result of the
COVID-19
pandemic.
AB InBev’s exposure to credit, currency and interest rate risks is disclosed in Note 27
Risks arising from financial instruments
.